Exhibit 99.2

Confidential and subject to change Par Health Confidential and subject to change Par Health Transaction Overview

Confidential and subject to change Par Health Confidential and subject to change Transaction Summary

Transaction Summary

Par Health

Overview

- Following their announced merger, Mallinckrodt and Endo intend to separate their Generics ("Gx") and Sterile Injectables ("SI") business units into a fully separate enterprise ("Par Health" or, the "Company")
  - Par Health will consist of the (i) Mallinckrodt Specialty Generics, (ii) Endo Generic Pharmaceuticals, and (iii) Endo Sterile Injectables legacy segments
  - All remaining business units will operate separately post-merger ("BrandCo")
- The separation from BrandCo offers a meaningful rebranding opportunity and allows for enhanced focus on the unique needs of a generics manufacturer
- The Company is looking to raise a $1,350mm first-lien private credit facility consisting of a $200mm revolver (undrawn at close) and a $1,150mm unitranche term loan
  - Represents 2.7x and 2.4x first lien gross and net closing leverage, respectively
- Proceeds of the transaction will be used for repayment of existing Mallinckrodt debt upon merger close, cash to the Company's balance sheet, and transaction fees and expenses
- The exact timing and structure of the Par Health separation is not yet finalized, but is expected to occur after M&A close
- Funding of the Par Health financing may occur in two tranches – (1) at M&A close to effectuate the merger and (2) upon the subsequent separation

Sources

New $200mm Revolver	$ -
New Unitranche Term Loan	1,150.0
Total Sources	**$1,150.0**

Uses

MergeCo Transaction Uses	$1,000.0
Cash to GxSI Balance Sheet	150.0
Total Uses	**$1,150.0**

Pro Forma Capitalization

	Amount	Pricing	Maturity	x of EBITDA
Cash	$150.0			
New $200mm Revolver	$ -	S+650bps	6 years	-
New Unitranche Term Loan	1,150.0	S+650bps	6 years	2.7x
Total Debt	**$1,150.0**			**2.7x**
Net Debt	*1,000.0*			*2.4x*

Memo:	
LTM Q2'25E PF. Adj. EBITDA[1]	$422.8

1. PF. Adj. EBITDA burdened by $35mm of forecasted annual net dissynergies

Confidential and subject to change 1

Confidential and subject to change Par Health Confidential and subject to change Company Overview

Confidential and subject to change Par Health Overview Par Health Reputation Combining two well known, reliable and reputable businesses Active Pharmaceutical Ingredients Premium products serving top-tier customers Sterile Injectables Critical medicines for hospitals Generic Pharmaceuticals High-quality low-cost medicines Diversification Large portfolio of offerings across the pharmaceutical value chain Scale Extensive manufacturing expertise and vertical integration creates foundation for growth Par Health 2

Company Overview

Par Health

Company Overview

- Par Health's combined Generics and Sterile Injectables is well positioned as a market leader with robust product portfolio spanning multiple disease areas, dosage forms and delivery technologies
  - **Generics:**
    - *Finished Dose Generics*: A category leader across several product families with durable sales, comprising analgesics, ADHD, addition treatment and more
    - *Active Pharmaceutical Ingredients (APIs)*: Vertically integrated global footprint supporting diversified and scaled acetaminophen business and 3rd party controlled substances sales, with new product and made-in-US opportunities
  - **Sterile Injectables:**
    - Durable legacy products in both vial and ready-to-use formats, with robust pipeline to fuel future growth
- Robust manufacturing infrastructure includes 10 top-tier manufacturing facilities and 2 R&D centers with US-advantaged footprint
- Extensive track record in commercializing tightly regulated products through data-driven compliance, advanced Suspicious Monitoring System (SOM) systems, and agency collaboration

Who We Are

~4,000	10 / 2	~180
Employees	Manufacturing Facilities / R&D Centers	Products

FY'25E Sales

Sales by Segment[1]


SI
20.4%
API
15.7%
Gx
63.9%

Sales by Geography


Other
6.5%
Europe
5.4%
U.S.
88.1%

By the Numbers

$1.7B	1.1%	39.3%
2025E Total Revenue	2026E Revenue Growth	2025E Gross Margin
28.7%	**$306M**	**2.7x**
2025E EBITDA Margin	2025E Free Cash Flow[2]	Closing Gross Leverage

1. Endo SI and Endo Gx revenues include risk-adjusted pipeline value
2. Reflects pre-tax unlevered free cash flow

Confidential and subject to change 3

Confidential and subject to change Seasoned Leadership Team Par Health Stephen Welch Chief Executive Officer 24 years at MNK Jack Boyle Chief Financial Officer Andrew Gonce Chief Operations Officer Jason Goodson Chief Strategy Officer Kass Harrold Chief Administrative Officer Jake Longenecker Chief Commercial Officer, APIs & Controlled Substances Chief Scientific Officer Active Search Matt Maletta Chief Legal Officer and Corporate Secretary Mick McGuinness Global Head of Quality & Compliance Scott Sims Chief Commercial Officer & Business Operations, Injectables Jeff Wiegers Chief Transformation Officer Visionary and Tenured Management Team with Over 130 Years of Endo and Mallinckrodt Experience 12 years at MNK 7 years at MNK 6 years at MNK 18 years at Endo 13 years at MNK 10 years at Endo 11 years at Endo 11 years at Endo 26 years at MNK 4

Executive Summary

Par Health

Creation of New GxSI (Generics + Sterile Injectables) Company Creates Opportunity For Significant Value Creation

Significant & Consistent Cash Flow Generation

- Combined forecast anticipates flat to low-single digit net sales growth and flat to low-single digit EBITDA growth with a **steady EBITDA margin of ~29%**
- **Robust Sterile Injectable pipeline of ~40 products** with >60% ready-to-use (RTU) and other differentiated products
- **Strong pre-tax unlevered free cash flow** (uFCF) with **initial uFCF % of ~61%**[1] showing mid-single digit CAGR over five-year forecast horizon

Tenured and Re-focused Business

- Separation from Brands segments allows for **enhanced executive focus on the unique needs of the GxSI businesses,** allowing for the pursuit of unique, fit-for-purpose strategies and focused investing
- **Best-talent management team approach** will provide important cultural and operational continuity while instilling the new enterprise with fresh energy, promoting both recruitment and retention
- Rebrand GxSI business to Par Health should create **opportunity to forge a new reputation** in the marketplace, allow for simplified investor communications and a streamlined and compelling investment profile (including flexibility for M&A opportunities and other transactions)

Attractive Market Backdrop & Commercial Opportunity

- **Multiple expansion opportunity** as the business delivers strong performance and U.S. healthcare policy and sentiment evolves – generics sector trading lower (peers average just ~6.9x on '25E EBITDA[2])
- **Combined business footprint with unique capacity within US**, supporting largest revenue area while minimizing tariff exposure
- **Commercial scale through integration** enables greater go-to-market capabilities

1. Taken as pre-tax 2025E UFCF/ 2025E adj. EBITDA
2. EV/EBITDA multiple median includes Amneal, Amphastar, Ani, Organon, Sandoz, Teva and Viatris multiples as of 6/18/25

Confidential and subject to change 5

Business Segments Overview

Par Health

Generics

Finished Dose Generics

($1,035M '24A)

A category leader in many product families with durable sales


Other on Market
22%
Opioids
34%
Dexlansoprazole
7%
Addiction Treat.
7%
Lidoderm AG
14%
ADHD
16%

- Over 50% of portfolio DEA-controlled
- Four manufacturing sites able to flex geography/cost, scale, technologies
- Unique ability to capitalize on expansive portfolio with capable US footprint

$1.1B 2025E Total Revenue	**(4.4%)** Revenue CAGR ('25E–'27E)

Active Pharmaceutical Ingredients (APIs)

($297M '24A)

Boasts largest domestic API facility by volume


Controlled
Substances
33%
Acetaminophen
(APAP)
60%
Other APIs
7%

- Vertical integration protects core product costs, supply, and quality
- Acetaminophen business provides global scale, diversification
- Global footprint for new product and Made-in-US opportunities

$273M 2025E Total Revenue	**4.6%** Revenue CAGR ('25E–'27E)

Sterile Injectables

Sterile Injectables

($361M '24A)

Robust pipeline, attractive 'ready-to-use' offerings should fuel future growth


Vasostrict
20%
Other on
Market
SI's
53%
Adrenaline
(vials/bags)
27%

- Durable legacy products in both vial and RTU formats
- Domestic and low-cost capacity for internal and contract manufacturing growth (anticipated CMO revenue from Endo brands not currently reflected)
- Diverse SI portfolio with pipeline of ~40 novel product offerings

$354M 2025E Total Revenue	**7.5%** Revenue CAGR ('25E–'27E)

Note: Endo SI and Endo Gx revenues include risk-adjusted pipeline value

Confidential and subject to change 6

Confidential and subject to change Par Health Confidential and subject to change A) Generics Overview

Confidential and subject to change Finished Dose Generics | Overview Par Health Finished Dose Generics Revenue (’23A – ’27E) $1,103 $1,035 $1,104 $1,056 $985 $9 $36 $33 $1,103 $1,035 $1,113 $1,093 $1,018 2023A 2024A 2025E 2026E 2027E On-Market Pipeline Growth ▪ Portfolio of ~80 product families ▪ Products include: patches, solid oral extended-release products, solid oral immediate-release products, liquids, semi-solids, powders, ophthalmics, and sprays ▪ One of the only generic manufacturers with its own controlled substance API manufacturing capability (1.9%) (6.2%) 7.6% (1.8%) (6.8%) Select Products LIDODERM® AG Topical patch Hydrocodone APAP Oral tablet DEXILANT® Delayed-release capsule Par Health's portfolio of fixed dose generics products features a broad range of dosage forms designed to approach an array of therapeutic areas – delivering trusted care across conditions Lisdexamphetamine Capsules Oral capsule Methadone Oral solution Mixed Amphetamine Salts ER Extended-release capsule A 7

A Finished Dose Generics | Product Portfolio

Par Health

Diversified Portfolio Of Differentiated Products With Vertically Integrated Manufacturing Capabilities

Product:	*Branded Name*	*% of 2025E Revenue*	Dosage Form	Controlled Substance?	Manufacturing *(Vertically Integrated)*
Lidoderm AG	LIDODERM®	*~17%*	Topical patch	✘	**API/FG:** CMO
Hydrocodone APAP	Norco®	*~13%*	Oral tablet	**C-II**	Vertically Integrated
Dexlansoprazole	DEXILANT®	*~6%*	Delayed-release capsule	✘	**API:** CMO; FG: Internal
Oxycodone APAP	Percocet®	*~5%*	Oral tablet	**C-II**	Vertically Integrated
Lisdexamphetamine Capsules	VYVANSE®	*~5%*	Oral capsule	**C-II**	Vertically Integrated
Oxycodone	Roxicodone®	*~5%*	Oral tablet or capsule	**C-II**	Vertically Integrated
Naltrexone	ReVia™	*~3%*	Oral tablet	✘	Vertically Integrated
Mixed Amphetamine Salts ER	Adderall® XR	~3%	Extended-release capsule	**C-II**	Vertically Integrated
Codeine APAP	Tylenol with Codeine	~3%	Oral tablet	**C-III**	Vertically Integrated
Methadone	Dolophine®	*~2%*	Oral solution	**C-II**	Vertically Integrated
Other (102 Products)	N/A	*~40%*	Various	**N/A**	Varies

Source: Company information.
Note: Does not include sales from pipeline

Confidential and subject to change 8

A Finished Dose Generics | Customer Relationships

Par Health

Par Health Holds Strong Relationships With The 4 Leading Contract Entities

	RED OAK SOURCING	Walgreens Boots Alliance	ClarusONE Sourcing Services	Econdisc Contracting Solutions	All Other and Government
2024 Share of Market, volume	37%	24%	20%	12%	7%
Sample Customers	• CVS formularies • Omnicare • Cardinal • Target • Distributors, Optum • Regional chains	• Walgreens • Cencora (AB) • Prime Therapeutics • Pharmerica	• GPO with 4 main formularies • McKesson One Stop • Multisource • Rite Aid • Wal-Mart	• Express Scripts • Kroger • Accredo • Select regional chains	• Distributors • Federal Supply Schedule • 340B • Substantial lidocaine patch to government

Confidential and subject to change 9

Confidential and subject to change Par Health 1. For molecules we compete in Active Pharmaceutical Ingredients | Overview Active Pharmaceutical Ingredients (APIs) Revenue (’23A – ’27E) $324 $297 $273 $294 $299 2023A 2024A 2025E 2026E 2027E ▪ Only manufacturer of bulk acetaminophen in the Western Hemisphere and leading supplier to global consumer care companies ▪ Received more than one-third of aggregate DEA quota for the US market in 20241 2.6% (8.3%) (7.9%) 7.5% 1.7% Business Overview …To A Global Customer Base 150+ Years in Business ~900 Dedicated Employees 3 U.S. Manufacturing Facilities 70 Countries Sold to in 2024 350+ Customers Sold to in 2024 140+ Product SKUs Trusted and Proven Partner… Growth A 10

Confidential and subject to change Active Pharmaceutical Ingredients | APAP Deep Dive Par Health Our Premium Products Serve The Upper Tier Of The Market, Resulting In Strong Relationships With Large, Blue-chip Customers Unique Position in Global Acetaminophen Market ▪ Fully owned, US-based manufacturing facilities ▪ Advantaged and proprietary PAP process with high-yield, low-impurity profile ▪ Not reliant on China for primary materials ▪ Differentiated chemistry, including standard-setting direct compression products ▪ End-to-end customers solutions, offering quality, reliability, support, and technical expertise ▪ Long history of collaborative quality relationship with key brands and strong regulatory compliance Supplier of acetaminophen focused on the upper tier of the market Product Portfolio ▪ Fully formulated compressible acetaminophen ▪ Distinguished by formulation components and particle size ▪ Spray-dried or granulated APAP powder processing yields customer-specific particle sizes, facilitating blending with other APIs ▪ Value-added formulations lower customer manufacturing costs COMPAP ▪ DCITM: Fully formulated, compressible form of ibuprofen ▪ PAP: Key starting material sold to third parties, manufactured through a proprietary production process ▪ Other byproducts Other ▪ Milled and sifted acetaminophen ▪ Multiple packaging configurations to meet global customer needs ▪ APAP products are distinguished by particle size and customer specifications ▪ Largest volumes are attributable to tablet manufacturing, and smaller more specialized volumes for sachets, oral liquids and other formulations APAP A 11

Confidential and subject to change Par Health OTC Generics Active Pharmaceutical Ingredients | Long-Term Customer Relationships APAP Controlled Substances (CS) OTC Brands Selling to leading global customers across… Branded Generic Longstanding Relationships Across Blue-chip Market Leading Customers A 12

A Our Generics business is a leader in its primary product categories, even where competition is intense

Par Health

Despite High Degree Of Competition Across Portfolio, Our Generics Business Has Been Able To Secure First Or Second Market Position In Majority Of Portfolio, By Revenue

Share of revenue by competitive intensity
Percentage of portfolio, 2025 Net Revenues
Finished Dose Gx



2%
8%
14%
76%
2025E
Revenue
$1,113
Competitor
Count
1
2
3-4
5+

Majority of Gx portfolio faces strong competition

- ~75% of portfolio faces 5 or more FDA-approved competitors
- Greatest concentration of competition is 5+ competitors

Share of revenue by product family market position
Percentage of portfolio, 2025 Net Revenues
Finished Dose Gx



14%
5%
16%
64%
2025E
Revenue
$1,113
Market
Position
1
2
3-4
5+

Majority of Gx portfolio is in a market-leading position

- ~80% of portfolio by revenue in first or second market share position
- Over 90% of analgesic portfolio in first or second market position; opportunities in ADHD to grow share

Note: Financials based on FY'25 April LE & exclude Royalties ~$21m, CMO revenue, and pipeline products yet to launch in 2025

Confidential and subject to change 13

A Legacy SpecGx Retail Generics Market Position: Leader in Controlled Substance Segments

Par Health



Opioids
(e.g., Gx Vicodin, Gx Percocet)
- 2,000 4,000
SpecGx LLC[1]
Rhodes
KVK TECH
amneal
Tris
hikma.
Alvogen
Genus
CAMBER
eywa pharma
All Others
ADHD
(e.g., Gx Adderall, Gx Vyvanse)
- 500 1,000
teva
elite
SpecGx LLC[1]
Shire
SANDOZ
TRIGEN
EPIC PHARMA
Lannett
Alvogen
KVK TECH
All Others
Addiction Treatment
(e.g., Gx Suboxone, Naltrexone)
- 100 200
SpecGx LLC[1]
hikma.
Dr.Reddy's
reckitt
Alvogen
SUN PHARMA
Mylan
ingenus
amneal
accord
All Others

SpecGx market leader in top controlled substance product families

- Strong customer relationships built upon supply performance, quality, and compliance
- Investments in capacity to meet market future needs, notably within ADHD
- Quota process expertise and record of performance

Source: IQVIA 2024 Data, million extended Units

1. SpecGx LLC is the primary operating entity of Mallinckrodt's generics business

Confidential and subject to change 14

Confidential and subject to change Par Health • API Business R&D focused on new Drug Master File (DMFs) to support the generics pipeline as well as enhanced API chemistries to increase yields and lower costs • St. Louis plant is largest API production facility in the country by volume with potential for expanded production to support Made-in-America initiatives Generics| Growth Strategy Generics Pipeline Strong product launches are expected over the course of the next 3 years forecasted to generate annual revenues of at least $80M by 2027 API Development Vertically integrated solid dose products (SpecGx) both of which provide more durable generic market assets ▪ Internal capabilities in both US and India to develop vertically integrated and differentiated products ▪ API development capabilities leverage largest US API site, deep controlled substances experiences, deep non-nitrosamine formulation capabilities ▪ Finished Dose development leverages both US- and India-based resources for solid dose offerings ▪ Addition of Endo Gx portfolio provides meaningful diversification into non-controlled substance products, including Lidoderm AG as the leading Gx product by revenue Generics Development Capabilities Focused On Opportunities Aligned To Existing Capabilities, With A Particular Focus On Products That Can Use Internally Sourced APIs A 15

Confidential and subject to change Par Health Confidential and subject to change B) Sterile Injectables Overview

Confidential and subject to change Sterile Injectables | Overview Par Health Overview Financial Summary ▪ Diverse portfolio of 35+ life-enhancing products used in hospitals, health-systems and clinics ▪ Durable legacy products in both vial and RTU formats ▪ Domestic and low-cost capacity for internal and contract mfg growth ▪ Diverse SI portfolio with pipeline of ~40 novel product offerings Adrenaline (vials/bags) 27% Vasostrict Aplisol 20% 15% Alvimopan 6% Other on Market SIs 32% Sterile Injectables ($361M ‘24A) ▪ Total revenues are expected to hold steady with low-single digit growth ▪ Meaningful pipeline contribution and growth in 2026 and beyond ▪ Pipeline launches offsetting erosion from competitive pressures and driving overall revenue growth ▪ Revenue decrease FY23 to FY24 primarily driven by the non-recurrence of FY23 payment received as part of a contract settlement along with competitive impacts across multiple products in FY24 $430 $361 $353 $345 $330 $1 $29 $80 $430 $361 $354 $374 $410 2023A 2024A 2025E 2026E 2027E On-Market Pipeline Growth (27.1%) (15.9%) (2.0%) 5.5% 9.6% 1 1. Top product breakdown provided on page 18 B 16

Sterile Injectables Overview

Par Health

Expect Segment Revenues To Grow At A Mid-to-high Single Digit CAGR Over Next 3 Years

Key Customers



Other & Government 9%
Hospitals 52%
Long Term Care 7%
Clinics 32%

Hospitals	• Acute care products in >95% of U.S. hospitals • *Face-to-face key account management*
Clinics	• Hospital Clinics, Physician Owned Oncology Clinics
LTC	• National, Long Term Care GPOs
Other & Gov't	• Home Infusion, Federal Hospitals

Areas of Focus and Growth Strategy

Critical Care



Critical Testing



Maternal Health



Anesthesia



Grow Differentiated Pipeline

Grow pipeline value through addition of differentiated and durable product opportunities

60% of pipeline is RTUs and other differentiated products

Enhance Capabilities

Enhance capabilities to support more differentiated and complex products

Internal manufacturing capabilities across RTU formats at scale

Launch New Products

Develop and launch new products that address our customer needs

~40 new product candidates with ~20 launches expected over the next 3 years

Confidential and subject to change 17

B Sterile Injectables | Product Portfolio

Par Health

Broad Portfolio Of Non-marketed Hospital-based Products With Robust Pipeline Including Attractive Ready-to-use Products And 20 Near-term New Product Launches

Product:	*% of 2025E Revenue*	Dosage Form	Manufacturing *(Vertically Integrated?)*	Market Share
Adrenalin	*~24%*	Injection	Rochester (Vials / PFS) / CMO (Bags)	30%
Aplisol	*~19%*	Injection	Rochester	47%
Vasostrict	*~10%*	Injection	Rochester	52%
Alvimopan Capsules	*~6%*	Capsules	Chennai	28%
Buprenophine	*~4%*	Injection	Rochester	83%
Thrombin	*~4%*	Injection	Rochester	N/A - CMO Product
Calcitonin	*~4%*	Injection	Rochester	40%
Ertapenem	*~3%*	Injection	CMO	26%
Brevital	*~3%*	Injection	Rochester	93%
Tigan	*~3%*	Injection	Rochester	100%
Other (25 Products)	*~20%*	Multiple	Rochester / CMO / Chennai	N/A

Confidential and subject to change 18

B Sterile Injectables | Critical Medicines for Hospitals

Par Health

Refocused Pipeline Provides Meaningful Growth Opportunity

Area	# in Pipeline	Indications/Therapeutic Areas
Critical Care & Testing	23	• Anaphylaxis; Hypertension associated with various conditions • MRI Imaging • Opioid overdose; Atrial Fibrillation or Atrial Flutter; Anti-inflammatories
Maternal Health	6	• Antepartum/ Postpartum – initiation/improvement of uterine contractions • Parenteral nutrition
Anesthesia	7	• Muscle relaxants • Anesthetic agent for diagnostic and surgical procedures • Local or regional anesthesia or analgesia for surgery
Other Diseases & Conditions	6	• Several diseases, including skin conditions, mental health, and certain cancers

Sterile Injectable Product Pipeline

Pipeline data as of March 31, 2025


~40
PRODUCTS
Development
Filed

~60% RTU and Differentiated

8 2023-24 launches

~3 2025 planned launches

~7 2025 planned submissions
3 submissions completed

~20 Product launches over the next 3 years

Expect segment revenues to grow at a mid-to-high single digit CAGR over next 3 years

Confidential and subject to change 19

Confidential and subject to change Par Health Confidential and subject to change C) Manufacturing and Quality Control

C Manufacturing Footprint

Manufacturing Footprint

Par Health

10
Manufacturing Facilities

2
R&D Centers

CapEx
~$90M/year

Capital investments include projects to enhance growth or increase efficiency as well as the requisite investments to maintain the site to ensure quality, regulatory and safety requirements are met (generally in line with depreciation)

Expanded, Vertically-Integrated, End-to-End Manufacturing Network Key to Producing High-Quality Products Valued by Customers


United States
Hobart, NY
Controlled Substances
Rochester, MI
Sterile Injectables
Greenville, IL
Compressible APAP
Webster Groves, MO
Solid Dose / R&D
St. Louis, MO
API
Raleigh, NC
APAP
Fenton, MO
Complex Oral Solid Dose
India
Indore, India
Sterile Injectables
Chennai, India
API, Finished Gx
Mumbai, India
R&D
APIs
Generics
Sterile Injectables
R&D

Confidential and subject to change 20

Vertically Integrated Business

Par Health


APAP / COMPAP
API
Raleigh, NC
APAP
~27,000 Metric Tons
APAP Capacity
St. Louis, MO
API
~300 MT Controlled
Substances API
~60%
~40%
~50%
~50%
Greenville, IL
COMPAP
~10%
Hobart, NY /
Fenton, MO
Finished Dose
10B+ Doses Capacity
~90%
APAP to
Global OTC Markets
COMPAP™ to
Global OTC Markets
Generics Finished
Dose for US Rx
Market
API Sales to Global
Generic and Branded
Rx

1. Fenton, MO site leased in 2024, expected to be fully licensed for operation in 2025

Confidential and subject to change 21

Confidential and subject to change Par Health 0 Warning letters or critical findings since 2020 Location Last FDA Inspection Observations St. Louis, MO Feb 2022 0 Raleigh, NC Jan 2019 0 Greenville, IL Jan 2019 1 Hobart, NY Jan 2025 4 Webster Groves, MO Sept 2023 2 Rochester, MI Jun 2025 1 Indore, India Mar 2024 1 Chennai, India PCF: Mar 2023 0 PAT: Sep 2019 0 Mumbai, India Dec 2024 4 ~20 Regulatory inspections in the last 5 years 9 Manufacturing Sites operating under cGMP and regularly inspected Commentary ▪ PMDA (Japan) hosted at two separate facilities without any major findings ▪ Chinese inspectorate hosted at Hobart with zero observations ▪ ANVISA (Brazil) granted cGMP certificate to Greenville facility ▪ Health Canada and EMEA have audited our in-country quality systems without any major findings ▪ SpecGx PM/Pharmacovigilance program audited twice in the past 5 years without any observations Quality and Regulatory Note: No official actions have been taken by regulators, only voluntary actions C 22

Confidential and subject to change Par Health Confidential and subject to change D) Additional Growth Levers

D Additional Growth Levers

Par Health

Market Dynamics

- **Favorable market dynamics,** especially in sterile injectables and ADHD products, with strong demand driven in part by persistent industry supply challenges
- **Commercial scale** through integration enables greater go-to-market capabilities

Capital / Expansion of Base

- Current political moment favors **US manufacturing footprint** for pharmaceutical production
- Operational footprint configured to support long-term growth in sterile injectables and solid dose (in US and India) with **available idle capacity to potentially reshore, adding to top and bottom line**
- Strategic capital investments can further expand domestic production and COGS efficiencies

Further Pipeline Development

- Recent record of **successful product launches,** including Gx Vyvanse capsules, adrenalin RTU bags, and vasopressin RTU bottles have expanded core offerings
- **Pipeline of generic products** (with focus on vertical-integration opportunities utilizing internally produced APIs) provides growth opportunities (~$80M cumulative new revenue by 2027), offsetting typical mid-single digit generic portfolio erosion
- Focused strategy likely supports additional pipeline and new product launches within respective segments

Inorganic Expansion / Business Development

- **Multiple small/mid tuck-in opportunities** available to expand core portfolio with internal manufacturing capabilities
- Engaged with multiple parties on **strategic partnerships on advanced manufacturing,** e.g., fermentation of intermediates and continuous manufacturing of APIs

Confidential and subject to change 23

Confidential and subject to change Par Health Confidential and subject to change Industry Overview and Outlook

Confidential and subject to change Generics Market Overview Par Health 1. Source: IQVIA, National Sales Perspectives and RxInsights, 2023 Note: Limited to Rx and OTC Insulins; Includes Retail, Non-Retail and Mail 2. Represents moving annual total for November 2023 3. Source: IQVIA, National Sales Perspectives, National Prescription Audit, November 2023 24 Unbranded Generics Sales1 ($B) YoY Growth % 0.9% (0.2%) (2.5%) (2.0%) 4.5% Prescriptions (% of total)3 56.4 56.3 54.9 53.8 56.2 2019 2020 2021 2022 2023 9.3% 8.9% 8.7% 11.5% 9.8% 9.4% 4.1% 3.6% 3.4% 3.2% 3.0% 2.7% 86.6% 87.5% 87.8% 85.3% 87.2% 87.9% 2018 2019 2020 2021 2022 2023 Brand Branded Generic Generic (Adj. Prescriptions) 2

Sterile Injectables Market Overview

Par Health

~$200B Total Injectable Market

Total Products 1,320

~$50B Small Molecule

NDA = 513 & ANDA/AG = 375

~$20B Retail/Mail

Areas of focus:
- Specialty pharmacy
- Ambulatory self administered
- Cross over with Gx if able
- Long-term care
- Home Health

~$30B Non-Retail

~$25B Hospitals

Areas of focus:
- University & Community Hospitals
- Health-systems
- Clinics
- Affiliated ambulatory surgery centers
- 503B compounding pharmacies

~$150B Biologics Market

BLA = 286 & Bio-similar = 16

~$73B Retail/Mail

~$77B Non-Retail

Confidential and subject to change 25

Confidential and subject to change Par Health ▪ Combined business footprint unique with API, Gx, and SI capacity within US, supporting largest revenue area while minimizing tariff exposure (tariff risks exist on API starting materials, APAP exports, and Indian finished dose imports) ▪ Evolving legislation favors US manufacturing, combined entity has greater portfolio and scale Macro Backdrop ▪ Core products, including acetaminophen, analgesic combo products, Lidoderm AG patch, and intensive care Steriles provide strong revenue base ▪ Pipeline includes over 50 products in Gx/Steriles to offset portfolio erosion, including vertically-integrated Gx products and competitively differentiated Steriles ▪ Strong reputation and relationship with DEA and FDA stakeholders ▪ Strong quality performance supports efficiency in future pipeline ANDA reviews ▪ Both Endo and Mallinckrodt have had Opioid Monitors and settlements approved related to legacy matters ▪ Robust compliance programs with independent oversight in place for years Combined GxSI Business Well Positioned to Navigate Industry-Wide Risks Global Trade / Geopolitical Risk Pipeline / Product Risk Regulatory, DEA Quota and FDA Risk Legal History and Compliance 26

Confidential and subject to change Par Health Confidential and subject to change Key Credit Highlights

Confidential and subject to change Key Credit Highlights Par Health 2 Industry leading reputation for quality, compliance and service providing stability within existing and future regulatory frameworks 3 Robust pipelines in Sterile Injectables and core Generics support further growth and expand addressable market 4 Pro forma business benefits from resilient, high margin revenue streams generating strong free cash flow conversion Modest closing leverage and fortified pro forma balance sheet with a conservative go-forward financial policy results in rapid deleveraging over two-years 5 1 Global generics business of scale with a robust, diversified product portfolio spanning multiple disease areas, dosage forms and delivery technologies 27

Confidential and subject to change Par Health Click to edit Master title style Par Health Can Address The Current And Everchanging Needs Of Today’s Patients And Prescribers Comprehensive portfolio of ~180 Products designed to meet a diverse array of patient needs Robust Portfolio A true market leader with 80% of products in first or second market share position by revenue Leading Market Position Vertically integrated marketing network of 10 Facilities allowing end-to-end control of quality and speed Holistic Manufacturing Network Unmatched scale with sales in 70 Countries leading to global brand recognition and accelerated market penetration Global Presence 1 Global Generics Business of Scale With a Robust Product Portfolio 28

2 Industry Leading Reputation for Quality, Compliance and Service

Par Health

We Take Our Obligations Seriously and Have Robust, Industry-Leading Processes in Place

Suspicious Order Monitoring (SOM)

What is it and why does it matter?

Preventing the diversion of our controlled substances products is critical to our efforts to help ensure the legitimate medical needs of appropriate patients are met.

Our Controlled Substances Compliance team of roughly a dozen professionals (some of whom boast decades of DEA experience on their resumes) **utilizes data technologies, algorithms and human intelligence to detect and investigate outliers in sales and chargeback data to flag and restrict suspicious orders**, reducing the likelihood of bad actors accessing our products thereby helping to reduce their potential abuse and misuse.

We actively share SOM intelligence with our distributor customers and law enforcement and are dedicated to continuous improvement and industry leadership as we believe reducing diversion saves lives.

We have an **excellent working relationship with the DEA** and other law enforcement agencies to minimize diversion

RESPONSIBLE LEADERSHIP*

We believe our dedication to excellence in this area, focus on continuous improvement, and willingness to engage and collaborate to share and advance best practices forms a virtuous cycle

*Subject to any limitations under our opioid operating injunction and applicable antitrust considerations



Drive Industry Collaboration and Self-Regulation
Advance Policy
Harness Emerging Technologies

Controlled substances business has been independently monitored by Gil Kerlikowske (former drug czar) with publicly assessable reports issued documenting compliance with obligations

Confidential and subject to change 29

Confidential and subject to change Par Health ▪ A company-wide approach owned by senior leaders that empowers and engages all employees to: ✓ Embody company values and their associated behaviors ✓ Make risks, opportunities and problems visible as they are identified ✓ Contribute to increasing our organizational capabilities ✓ Drive Continuous Improvement through structured processes ✓ Deliver excellent service and quality to the patient and customers ▪ Based on the 2017 ISPE Quality Culture Guidance and FDA, MHRA, HPRA, PIC/S Guidance on the importance of Company Culture ▪ Measured through leading and lagging metrics ▪ Supported by 7 systematic processes: A Quality Culture of Excellence Gemba Leadership & Vision Culture of Excellence Cultural Enablers Oversight, Reporting & Action Leading Indicators & Action Triggers Altitude & Mindset Good Catch 30 2

3

Robust Pipeline in Sterile Injectables and Core Generics Driving Further Growth

Par Health

Grounded in providing solutions to address hospital and patient pain points

- Operational complexity
- Drug shortages
- Drug costs
- Safety and wastage

Guided by Voice of Customer

We continue to gain clarity on target segments / product formats to address common pain points in the hospital setting

Road to Growth Strategy

- ✓ Following a Q4 2024 reassessment, the sterile injectables pipeline was streamlined to prioritize fewer, higher-impact assets – resulting in a more focused, executable strategy with an increased likelihood of successful launches
- ✓ Increased reliance on internal capabilities and vertical integration to accelerate product development and commercial readiness
- ✓ Recent successful launches (e.g., Gx Vyvanse capsules, adrenalin and vasopressin RTUs) underscore execution strength and validate the pivot toward durable, complex generics, while new submissions and launches (~20 expected over 3 years) support growth
- ✓ Enhanced API sourcing and DMF investments improve speed-to-market, reduce cost and complexity, and position the business to capture ~$80M in cumulative generics pipeline revenue by 2027

Looking Ahead

Continued Pursuit of Differentiated & Durable Portfolio

- ▶ *Continued focus on a pipeline of differentiated products that are more challenging to develop and less easily commoditized resulting in more durable revenue streams*
- ▶ *Focus in areas of less competitive density*

Confidential and subject to change 31

Confidential and subject to change Par Health $306 $413 $425 2025E 2026E 2027E UFCF $56 $54 $55 $33 $41 $24 $89 $94 $79 2025E 2026E 2027E Maintenance CapEx Growth CapEx $499 $517 $511 2025E 2026E 2027E PF. Adj. EBITDA 1. Pre-Tax Unlevered Free Cash Flow calculated as PF. Adj. EBITDA (with $35mm of annual dissynergies incorporated) - Non-Routine Legal Adjustments - CapEx -/+ Change in NWC +/- Other Adjustments Stable Margin Profile Drives Strong Free Cash Flow Generation and Conversion 32 Scaled Revenue Base Disciplined CapEx Profile $1bn+ Unlevered Free Cash Flow1 through 2027E 4 Includes $35mm annual dissynergies Capital investments to enhance growth and efficiency while ensuring requisite site maintenance 39% 39% 40% 29% 29% 30% 18% 23% 25% Gross Margin: UFCF Margin: PF. Adj. EBITDA Margin: Driven by NWC impact of higher A/R and Inventory buildup $1,741 $1,761 $1,727 2025E 2026E 2027E Revenue Sizeable PF. Adj. EBITDA Profile With Stable Margins

Confidential and subject to change Par Health ▪ Primary focus on debt repayment in near-term following closing of the separation ▪ Retained excess free cash flow to be used for accretive reinvestment and shareholder distributions ▪ Financing Assumptions: • Debt Quantum: $1,350mm, consisting of a $200mm Revolver (undrawn at close), and a $1,150mm Unitranche Term Loan • Pricing: S + 650 bps • Amortization: 1.0% p.a. • Opening ECF Sweep: 50% 2.4x 1.8x 1.2x 0.6x Q2'25 2025E 2026E 2027E Modest Leverage and Conservative Go-Forward Financial Policy 33 Rapidly Deleveraging Net Leverage Profile1 Significant Deleveraging and Distribution Capacity2 5 High Post-CapEx Fixed Charge Coverage3 2.0x 2.8x 3.8x 4.9x Q2'25 2025E 2026E 2027E Commentary At Close At Close $103 $260 $291 2H'25 2026E 2027E Cumulative leveraged free cash flow of $655mm through 2027E available for debt repayment, shareholder distributions, and accretive reinvestment 1. First Lien Net Leverage calculated as (Total Debt - Cash) / PF. Adj. EBITDA 2. Levered Free Cash Flow calculated as Unlevered Free Cash Flow - Taxes - Net Interest Expense - Mandatory Amortization. Levered Free Cash Flow is pre-Mandatory ECF Sweep 3. Fixed Charge Coverage Ratio calculated as (LTM PF. Adj. EBITDA - CapEx - Taxes) / (Net Interest Expense + Mandatory Amortization)

Confidential and subject to change Par Health Confidential and subject to change Financial Overview

Financial Summary: 2022A – 2027E

Par Health

Commentary

- Stable topline projections with forecasted growth in Sterile Injectables more than offsetting minor contribution declines from other segments
  - Standard average selling price erosion baked into forecast consistent with historical trends
  - High visibility into risk-adjusted revenue contribution from pipeline products given company expertise in new product development and regulatory approval processes
- 95% of revenues through 2027E are currently on-market and not subject to pipeline risk

Revenue by Legacy Business Unit


$2,030
$590
$795
$645
$1,857
$430
$650
$777
$1,693
$361
$435
$896
$1,741
$354
$492
$894
$1,761
$374
$472
$915
$1,727
$410
$421
$896
2022A
2023A
2024A
2025E
2026E
2027E
MNK Gx
Endo Gx
Endo SI

Revenue By Segment


$2,030
$590
$315
$1,125
$1,857
$430
$324
$1,103
$1,693
$361
$297
$1,035
$1,741
$354
$273
$1,113
$1,761
$374
$294
$1,093
$1,727
$410
$299
$1,018
2022A
2023A
2024A
2025E
2026E
2027E
Finished Dose Generics
APIs
Sterile Injectables

Revenue (On Market vs. Pipeline[1])


Pipeline %
1%
4%
7%
$2,030
$2,030
$1,857
$1,857
$1,693
$1,693
$1,741
$10
$1,730
$1,761
$65
$1,695
$1,727
$113
$1,614
2022A
2023A
2024A
2025E
2026E
2027E
On Market
Pipeline

1. Pipeline figures are risk adjusted

Confidential and subject to change 34

Confidential and subject to change Par Health $752 $495 $296 $306 $413 $425 2022A 2023A 2024A 2025E 2026E 2027E UFCF $1,014 $803 $696 $684 $689 $688 2022A 2023A 2024A 2025E 2026E 2027E Gross Profit Financial Summary: 2022A – 2027E (Cont’d) 35 Gross Profit PF. Adj. EBITDA1 Unlevered Free Cash Flow2 $738 $604 $512 $499 $517 $511 2022A 2023A 2024A 2025E 2026E 2027E PF. Adj. EBITDA 1. PF. Adj. EBITDA includes $35mm annual dissynergies from 2022A to 2027E. Historical figures are pro forma for dissynergies 2. Pre-Tax Unlevered Free Cash Flow calculated as PF. Adj. EBITDA (with $35mm of annual dissynergies incorporated) - Non-Routine Legal Adjustments - CapEx -/+ Change in NWC +/- Other Adjustments ▪ Stabilized gross profit and PF. Adj. EBITDA margin profile leads to consistent free cash flow conversion • CapEx forecast of ~$90mm p.a. supports requisite site and product maintenance as well as company investment into new product launches ▪ PF. Adj. EBITDA and cash flow forecasts based on normalized market conditions and supply dynamics vs. 3-year trailing period volatility Commentary 36% 33% 30% 29% 29% 30% 37% 27% 17% 18% 23% 25% UFCF Margin: PF. Adj. EBITDA Margin: Gross Profit Margin: 50% 43% 41% 39% 39% 40%

Confidential and subject to change Par Health At Close 2025E 2026E 2027E (LTM Q2'25) Revenue $1,646.4 $1,740.7 $1,760.5 $1,726.6 Growth % 2.8% 1.1% (1.9%) Gross Profit $620.5 $683.8 $689.2 $687.7 Margin % 37.7% 39.3% 39.1% 39.8% PF. Adj. EBITDA $422.8 $498.8 $517.4 $511.3 Margin % 25.7% 28.7% 29.4% 29.6% (-) Non-Routine Legal Adjustments (26.0) (12.5) - (-) CapEx (89.1) (94.3) (78.6) (+/-) Changes in NWC (74.9) 3.9 (6.0) (+/-) Other (3.1) (1.5) (1.3) (-) Taxes 21.5% (36.0) (55.7) (58.2) UFCF $269.8 $357.2 $367.2 (-) Net Interest Expense S+650bps (53.8) (85.7) (64.2) (-) Mandatory Amortization 1.0% (5.8) (11.5) (11.5) LFCF $103.1 $260.1 $291.4 (-) Mandatory ECF Sweep 50.0% (37.4) - - (-) Optional Paydown 50.0% (38.7) (143.5) (217.5) Change in Cash $27.0 $116.5 $73.9 Cash Balance $150.0 $177.0 $293.5 $367.5 Debt Balance 1,150.0 1,068.2 913.2 684.2 Net Debt 1,000.0 891.2 619.6 316.7 LTM PF Adj. EBITDA 422.8 498.8 517.4 511.3 Credit Metrics First Lien Net Leverage Ratio 2.4x 1.8x 1.2x 0.6x Fixed Charge Coverage Ratio 2.0x 2.8x 3.8x 4.9x Pro Forma Financial and Leverage Profile 36 Pro Forma Financial Profile PF. Adj. EBITDA & Margin 2.7x 2.1x 1.8x 1.3x 2.4x 1.8x 1.2x 0.6x Q2'25 2025E 2026E 2027E First Lien Gross Leverage First Lien Net Leverage At Close 1 3 2 4 1 1 1 1 $499 $517 $511 2025E 2026E 2027E PF. Adj. EBITDA Includes $35mm annual dissynergies 29% 29% 30% PF. Adj. EBITDA Margin: 1. 2H’25 data only 2. Includes one 50bps step-down in pricing at 0.5x inside closing First Lien Net Leverage ratio. Net Interest Expense calculated as Cash Interest Expense less Cash Interest Income. Cash Interest Income calculated as Average Cash Balance multiplied by 3M SOFR Forward Curve 3. Steps down to 25% at 0.5x inside closing First Lien Net Leverage ratio, and to 0% at 1.0x inside closing First Lien Net Leverage ratio 4. Optional ECF Sweep of 50% throughout the projection period First Lien Gross & Net Leverage

Confidential and subject to change Financial Policy and Capital Allocation Strategy Par Health 37 Focus on Near-Term Deleveraging Shareholder Distributions Invest in the Business ▪ Meaningful deleveraging based off company’s sizeable free cash flow generation ▪ Maintain conservative financial profile with strong coverage metrics to retain financial flexibility and optionality ▪ Use portions of retained excess free cash flow for shareholder distributions while maintaining primary focus of debt repayment ▪ Fund CapEx (~$90mm annually) and R&D required to support new product launches and maintain high-quality manufacturing capabilities ▪ Portions of retained excess free cash flow to be used for accretive additional reinvestment or M&A

Confidential and subject to change Disclaimer Par Health 38 This Investor Presentation (“presentation”) contains confidential information regarding the businesses of Endo, Inc. and its subsidiaries (collectively, “Endo”) and Mallinckrodt plc and its subsidiaries (collectively, “Mallinckrodt” and together with Endo, the “Companies”). By accepting this presentation, the recipient agrees that it will cause its directors, officers, employees and representatives to maintain the confidentiality of the information contained herein. The recipient understands and acknowledges that neither the Companies nor their advisors nor any of their representatives have made or are making, and the recipient and the recipient’s representatives are not relying on, any representation or warranty, expressed or implied, as to the timeliness, accuracy or completeness of this presentation. Neither the Companies nor their advisors shall have any responsibility whatsoever in respect of the accuracy or completeness of, or omissions from, this presentation or any other document or information, written or oral, supplied at any time to any recipient of this presentation or its subsidiaries, affiliates, agents or advisors in the course of its evaluation of the Companies or in respect of any opinions, projections or other forward-looking statements expressed therein or omitted therefrom. The Companies and their affiliates and representatives expressly disclaim any and all liability based, in whole or in part, on the presentation or any such documents or information, or any errors or omissions therefrom. In addition, no such party is under any obligation to update this presentation or correct any inaccuracies or omissions in it that may exist or become apparent or to provide the recipient with access to any additional information. Further, the Companies’ capital structures are subject to change, and there can be no assurance that they will not differ from the information contained in this presentation. This presentation includes certain statements, claims, estimates, predictions and other information with respect to the anticipated future performance of the Companies. Such statements include or are based on “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities Exchange Act of 1934 as amended. Such statements have been based on assumptions and subjective judgments and analysis by the Companies or others, and there can be no assurance that any such statements are attainable or will be realized and have been included solely for illustrative purposes. These forward-looking statements involve risks and uncertainties, many of which are outside of the Companies’ control, and could, individually or in the aggregate, have a material adverse effect on the Companies’ business, financial condition, results of operations and cash flows. No representations are made as to the accuracy of such statements. Actual results may vary from the projected results contained or referred to herein and such projections are subject to certain risk factors including, without limitation, those discussed under the heading "Risk Factors" in each Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the U.S. Securities and Exchange Commission. The Companies undertake no obligation to update any forward-looking statements after the date of this document for any reason. Neither this presentation nor any additional information which may subsequently be provided to the recipient of this presentation shall constitute or form part of any offer to sell or invitation to purchase securities of the Companies, nor shall it constitute the basis of any definitive agreement. This presentation does not purport to contain all of the information that may be required to evaluate a transaction or investment. Potential investors are responsible for conducting their own investigations and analyses of the Companies. Non-GAAP financial measures including adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), free cash flow and gross profit are included in this presentation because they are used by management and certain investors to measure the Companies’ financial performance. Non-GAAP financial measures should not be considered a substitute for financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may not be comparable to similarly titled measures reported by other companies.

PAR HEALTH

COMBINED SEGMENT ADJUSTED EBITDA

(unaudited, in millions)

Period Ending[1]	Specialty Generics Adjusted EBITDA[2]	GxSI Combined[3] Adjusted EBITDA[2]	Pro forma adjustments[4]	Combined Pro Forma Par Health Adjusted EBITDA
Trailing Twelve Month Pro Forma June 27, 2025 (Estimated)	$ 254.4	$ 181.4	$ (13.0)	$ 422.8
Estimated Three Months Ended June 27, 2025	53.3	55.7	(0.5)	108.5
Three Months Ended March 28, 2025	67.2	19.8	(1.6)	85.4
Fiscal Year Ended December 27, 2024	298.0	243.0	(29.0)	512.0
Three Months Ended December 27, 2024	61.0	50.7	(5.0)	106.7
Three Months Ended September 27, 2024	72.9	55.2	(7.0)	121.1
Fiscal Year Ended December 29, 2023	206.8	432.2	(35.0)	604.0
Fiscal Year Ended December 30, 2022	117.8	655.2	(35.0)	738.0

PAR HEALTH

COMBINED SEGMENT ADJUSTED GROSS MARGIN

(unaudited, in millions)

Period Ending	Specialty Generics Adjusted Gross Margin	GxSI Combined Adjusted Gross Margin	Combined Pro Forma Par Health Adjusted Gross Margin
Fiscal Year Ended December 27, 2024	$ 385.3	$ 310.7	$ 696.0
Fiscal Year Ended December 29, 2023	286.2	517.2	803.4
Fiscal Year Ended December 30, 2022	184.7	829.1	1,013.8

PAR HEALTH

COMBINED SEGMENT UNLEVERED FREE CASH FLOW

(unaudited, in millions)

Period Ending	Specialty Generics Unlevered Free Cash Flow	GxSI Combined Unlevered Free Cash Flow	Pro forma adjustments[4]	Combined Pro Forma Par Health Unlevered Free Cash Flow
Fiscal Year Ended December 27, 2024	$ 171.2	$ 159.5	$ (35.0)	$ 295.7
Fiscal Year Ended December 29, 2023	99.1	430.7	(35.0)	494.8
Fiscal Year Ended December 30, 2022	111.1	675.7	(35.0)	751.8

1

MALLINCKRODT PLC

SPECIALTY GENERICS SEGMENT ADJUSTED EBITDA

(unaudited, in millions)

Period Ending	Specialty Generics Adjusted EBITDA [2]
Trailing Twelve Month Pro Forma June 27, 2025 (Estimated)	$ 254.4
Estimated Three Months Ended June 27, 2025	53.3
Three Months Ended March 28, 2025	67.2
Fiscal Year Ended December 27, 2024	298.0
Three Months Ended December 27, 2024	61.0
Three Months Ended September 27, 2024	72.9
Fiscal Year Ended December 29, 2023	206.8
Fiscal Year Ended December 30, 2022	117.8

MALLINCKRODT PLC

SEGMENT OPERATING INCOME TO ADJUSTED EBITDA RECONCILIATIONS

(unaudited, in millions)

	Successor					
	Three Months Ended March 28, 2025	Fiscal Year Ended December 27, 2024	Three Months Ended December 27, 2024	Three Months Ended September 27, 2024	Three Months Ended June 28, 2024	Three Months Ended March 29, 2024
Specialty Generics Segment Operating Income per SEC Filings[5]	$ 59.0	$ 170.3	$ 50.5	$ 42.0	$ 51.9	$ 25.9
Adjustments:						
Fresh-start inventory-related expense	—	82.5	—	21.1	32.1	29.3
Depreciation and Amortization	9.8	42.7	10.5	9.7	10.3	12.2
Share-based compensation	0.6	0.4	0.1	—	0.2	0.1
Additional allocated operating costs[6]	(2.2)	2.1	(0.1)	0.1	2.0	0.1
Specialty Generics Adjusted EBITDA	$ 67.2	$ 298.0	$ 61.0	$ 72.9	$ 96.5	$ 67.6

MALLINCKRODT PLC

SEGMENT OPERATING INCOME TO ADJUSTED EBITDA RECONCILIATIONS - CONTINUED

(unaudited, in millions)

	Successor	Predecessor	Non-GAAP Combined[9]
	Period from November 15, 2023 to December 29, 2023	December 31, 2022 to November 14, 2023	Fiscal Year Ended December 29, 2023
Specialty Generics Segment Operating (Loss) Income per SEC Filings [5]	$ (4.6)	$ 37.6	$ 33.0
Adjustments:			
Fresh-start inventory-related expense	16.1	22.0	38.1
Depreciation and Amortization	10.4	32.4	42.8
Non-restructuring impairment charge	—	85.8	85.8
Share-based compensation	—	0.4	0.4
Additional allocated operating costs [6]	3.3	3.4	6.7
Specialty Generics Adjusted EBITDA	$ 25.2	$ 181.6	$ 206.8

2

3 MALLINCKRODT PLC SEGMENT OPERATING INCOME TO ADJUSTED EBITDA RECONCILIATIONS - CONTINUED (unaudited, in millions) Predecessor Predecessor Non-GAAP Combined9 June 17, 2022 to December 30, 2022 January 1, 2022 to June 16, 2022 Fiscal Year Ended December 30, 2022 Specialty Generics Segment Operating (Loss) Income per SEC Filings 5 $ (24.8) $ 32.0 $ 7.2 Adjustments: Fresh-start inventory-related expense 57.0 — 57.0 Depreciation and Amortization 21.1 29.7 50.8 Restructuring and related charges, net — 3.5 3.5 Share-based compensation — — — Additional allocated operating costs 6 3.5 (4.2) (0.7) Specialty Generics Adjusted EBITDA $ 56.8 $ 61.0 $ 117.8

MALLINCKRODT PLC

SPECIALTY GENERICS SEGMENT ADJUSTED GROSS MARGIN

(unaudited, in millions)

Period Ending	Specialty Generics Adjusted Gross Margin
Fiscal Year Ended December 27, 2024	$ 385.3
Fiscal Year Ended December 29, 2023	286.2
Fiscal Year Ended December 30, 2022	184.7

MALLINCKRODT PLC

SEGMENT ADJUSTED GROSS MARGIN RECONCILIATIONS

(unaudited, in millions)

	Successor		Predecessor	Non-GAAP Combined[9]
	Fiscal Year Ended December 27, 2024	Period from November 15, 2023 to December 29, 2023	December 31, 2022 to November 14, 2023	Fiscal Year Ended December 29, 2023
Specialty Generics Segment Net Sales per SEC Filings	$ 896.3	$ 103.2	$ 673.7	$ 776.9
Less: Specialty Generics Cost of Sales per SEC Filings	(607.9)	(94.1)	(452.6)	(546.7)
Adjustments:				
Fresh-start inventory-related expense	82.5	16.1	22.0	38.1
Amortization	14.4	1.7	16.2	17.9
Specialty Generics Adjusted Gross Margin	$ 385.3	$ 26.9	$ 259.3	$ 286.2

MALLINCKRODT PLC

SEGMENT ADJUSTED GROSS MARGIN RECONCILIATIONS - CONTINUED

(unaudited, in millions)

	Predecessor	Predecessor	Non-GAAP Combined[9]
	June 17, 2022 to December 30, 2022	January 1, 2022 to June 16, 2022	Fiscal Year Ended December 30, 2022
Specialty Generics Segment Net Sales per SEC Filings	$ 357.3	$ 287.5	$ 644.8
Less: Specialty Generics Cost of Sales per SEC Filings	(326.9)	(204.9)	(531.8)
Adjustments:			
Fresh-start inventory-related expense	57.0	—	57.0
Amortization	9.5	5.2	14.7
Specialty Generics Adjusted Gross Margin	$ 96.9	$ 87.8	$ 184.7

4

5 MALLINCKRODT PLC SPECIALTY GENERICS SEGMENT UNLEVERED FREE CASH FLOW (unaudited, in millions) Period Ending Specialty Generics Unlevered Free Cash Flow Fiscal Year Ended December 27, 2024 $ 171.2 Fiscal Year Ended December 29, 2023 99.1 Fiscal Year Ended December 30, 2022 111.1 MALLINCKRODT PLC SEGMENT UNLEVERED FREE CASH FLOW RECONCILIATIONS (unaudited, in millions) Non-GAAP Combined9 Fiscal Year Ended December 27, 2024 Fiscal Year Ended December 29, 2023 Fiscal Year Ended December 30, 2022 Specialty Generics Segment Adjusted EBITDA $ 298.0 $ 206.8 $ 117.8 Adjustments: Capital expenditures 7 (59.3) (41.0) (41.7) Change in net working capital 7 (67.5) (66.7) 35.1 Specialty Generics Unlevered Free Cash Flow $ 171.2 $ 99.1 $ 111.2

ENDO, INC.

GXSI COMBINED SEGMENT ADJUSTED EBITDA

(unaudited, in millions)

Period Ending	GxSI Combined Segment Adjusted EBITDA [2]
Trailing Twelve Month Pro Forma June 30, 2025 (Estimated)	$ 181.4
Estimated Three Months Ended June 30, 2025	55.7
Three Months Ended March 30, 2025	19.8
Year Ended December 31, 2024	243.0
Three Months Ended December 31, 2024	50.7
Three Months Ended September 30, 2024	55.2
Year Ended December 30, 2023	432.2
Year Ended December 31, 2022	655.2

ENDO, INC.

GXSI COMBINED SEGMENT OPERATING INCOME TO ADJUSTED EBITDA RECONCILIATIONS

(unaudited, in millions)

	Successor				Predecessor		Non-GAAP Combined[9]
	Three Months Ended March 30, 2025	Three Months Ended December 31, 2024	Three Months Ended September 30, 2024	Three Months Ended June 30, 2024	April 1, 2024 through April 23, 2024	Three Months Ended March 30, 2024	Year Ended December 31, 2024
GxSI Combined Segment Operating Income per SEC[8]	$ 11.3	$ 36.2	$ 48.8	$ 25.4	$ 31.8	$ 62.5	$ 204.7
Adjustments:							
Acquired in-process research and development	10.8	—	(1.7)	—	—	(0.8)	(2.5)
Depreciation and	(2.6)	14.2	8.1	6.7	2.1	9.3	40.4
Share-based compensation	0.3	0.3	—	—		0.1	0.4
GxSI Combined Segment Adjusted EBITDA	$ 19.8	$ 50.7	$ 55.2	$ 32.1	$ 33.9	$ 71.1	$ 243.0

6

7 ENDO, INC. SEGMENT OPERATING INCOME TO ADJUSTED EBITDA RECONCILIATIONS - CONTINUED (unaudited, in millions) Predecessor Year Ended December 31, 2023 Year Ended December 31, 2022 GxSI Combined Segment Operating Income per SEC8 $ 395.0 $ 685.6 Adjustments: Acquired in-process research and development (0.3) (68.7) Depreciation and Amortization 37.4 36.5 Share-based compensation 0.1 1.8 GxSI Combined Segment Adjusted EBITDA $ 432.2 $ 655.2 ENDO, INC. GXSI COMBINED SEGMENT ADJUSTED GROSS MARGIN (unaudited, in millions) Period Ending GxSI Combined Segment Adjusted Gross Margin Fiscal Year Ended December 31, 2024 $ 310.7 Fiscal Year Ended December 31, 2023 517.2 Fiscal Year Ended December 31, 2022 829.1 ENDO, INC. GXSI COMBINED SEGMENT ADJUSTED GROSS MARGIN RECONCILIATIONS (unaudited, in millions) Successor Predecessor Non-GAAP Combined9 Year ended December 31, 2024 January 1, 2024 through April 23, 2024 Year Ended December 31, 2024 GxSI Combined Segment Net Sales $ 520.3 $ 276.2 $ 796.5 Less: GxSI Combined Cost of Sales (585.6) (180.0) (765.6) Adjustments: Restructuring — 3.6 3.6 Fresh-start inventory-related expense 205.2 — 205.2 Amortization 41.8 29.2 71.0 GxSI Combined Segment Adjusted Gross Margin $ 181.7 $ 129.0 $ 310.7

8 ENDO, INC. GXSI COMBINED SEGMENT ADJUSTED GROSS MARGIN RECONCILIATIONS - CONTINUED (unaudited, in millions) Predecessor Year ended December 31, 2023 Year ended December 31, 2022 GxSI Combined Segment Net Sales $ 1,079.9 $ 1,385.1 Less: GxSI Combined Cost of Sales (669.7) (720.7) Adjustments: Restructuring and Other 5.2 17.4 Fresh-start inventory-related expense — — Amortization 101.8 147.3 GxSI Combined Segment Adjusted Gross Margin $ 517.2 $ 829.1

ENDO, INC.

GXSI COMBINED SEGMENT UNLEVERED FREE CASH FLOW

(unaudited, in millions)

Period Ending		GxSI Combined Segment Unlevered Free Cash Flow
Year Ended December 31, 2024	$	159.5
Year Ended December 31, 2023		430.7
Year Ended December 31, 2022		675.7

ENDO, INC.

GXSI COMBINED SEGMENT UNLEVERED FREE CASH FLOW RECONCILIATIONS

(unaudited, in millions)

	Non-GAAP Combined[9] Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022	
GxSI Combined Segment Adjusted EBITDA	$	298.0	$	206.8	$	117.8
Adjustments:						
Capital expenditures [7]		(59.3)		(41.0)		(41.7)
Change in net working capital [7]		(67.5)		(66.7)		35.1
GxSI Combined Segment Unlevered Free Cash Flow	$	171.2	$	99.1	$	111.2

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[1] Mallinckrodt reports its results based on a "52 – 53 week" year ending on the last Friday of December. Endo reports its results on a calendar year basis. The income statement information for the respective periods are combined within the Pro Forma Financial Information above, given the difference in the fiscal period end of Mallinckrodt and Endo.

[2] The supplemental financial information contains Adjusted EBITDA, which is considered a "Non-GAAP" financial measure under the applicable U.S. Securities and Exchange Commission's rules and regulations, together with the reconciliation to the most directly comparable GAAP financial measure. Management strongly encourages readers to review Mallinckrodt's and Endo's audited and unaudited condensed consolidated financial statements and publicly filed reports in their entirety.

[3] Endo, Inc.'s four historical reportable business segments are Branded Pharmaceuticals, Sterile Injectables, Generic Pharmaceuticals and International Pharmaceuticals. Within this exhibit, references to "GxSI Combined" represent the combined activity for Endo, Inc.'s Sterile Injectables and Generic Pharmaceuticals segments. There are no intersegment transactions requiring elimination.

[4] Pro Forma Adjusted EBITDA includes approximately $35 million and approximately $9 million of annual and quarterly dissynergies, respectively, as well as certain adjustments to legal expenses in the historical periods presented.

[5] As disclosed in Mallinckrodt's quarterly report on Form 10-Q for the three months ended March 28, 2025 (Successor), management measures and evaluates Mallinckrodt's operating segments based on segment net sales and operating income. Certain amounts that management considers to be non-recurring or non-operational are excluded from segment operating income because the chief operating decision maker evaluates the operating results of the segments excluding such items. These items may include, but are not limited to corporate and unallocated expenses, combination, integration, and other related costs, and liabilities management and separation costs. Although these amounts are excluded from segment operating income, as applicable, they are included in reported consolidated operating loss and are reflected in the reconciliations presented above. Management believes that the segment operating income is the most directly comparable U.S. GAAP measure for the segment Adjusted EBITDA.

[6] Represents the allocation of additional operating costs attributable to the Specialty Generics business in each period.

[7] Represents capital expenditures and working capital amounts attributable to the Specialty Generics business in each period derived from consolidated amounts.

[8] As disclosed in Endo's quarterly report on Form 10-Q for the three months ended March 31, 2025 (Successor), management measures and evaluates Endo's operating segments based on segment adjusted income (loss) from operations before income tax. Certain amounts that management considers to be non-recurring or non-operational are excluded from segment adjusted income (loss) from operations before income tax because the chief operating decision maker evaluates the operating results of the segments excluding such items. These items may include, but are not limited to acquired in-process research and development charges; acquisition-related and integration items, including transaction costs and changes in the fair value of contingent consideration; cost reduction and integration-related initiatives such as separation benefits, continuity payments, other exit costs and certain costs associated with integrating an acquired company's operations; certain amounts related to strategic review initiatives; asset impairment charges; amortization of intangible assets; inventory step-up recorded as part of our acquisitions; litigation-related and other contingent matters; certain legal costs; gains or losses from early termination of debt; debt modification costs; gains or losses from the sales of businesses and other assets; foreign currency gains or losses on intercompany financing arrangements; reorganization items, net (in the Predecessor periods); and certain other items. Although these amounts are excluded from segment adjusted income (loss) from operations before income tax, as applicable, they are included in reported consolidated operating loss and are reflected in the reconciliations presented above. Management believes that the segment operating income is the most directly comparable U.S. GAAP measure for the segment Adjusted EBITDA.

[9] As required by GAAP, due to the application of Fresh Start Accounting by both Mallinckrodt and Endo, activity for must be presented separately for the predecessor period prior to the application of Fresh Start Accounting (the "Predecessor" period) and the successor period following the application of Fresh Start Accounting (the "Successor" period). However, to facilitate the accumulation of the reconciliation above, results for Predecessor and Successor periods have been combined and reflected as non-GAAP measures ("combined" results).

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